Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE AND SIX MONTHS ENDED OCTOBER 29, 2017 AND OCTOBER 30, 2016
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	October 29,	October 30,	% Over	October 29,	October 30,
	2017	2016	(Under)	2017	2016

Net sales	$80,698	75,343	7.1%	100.0%	100.0%
Cost of sales	64,894	58,442	11.0%	80.4%	77.6%
Gross profit	15,804	16,901	(6.5)%	19.6%	22.4%

Selling, general and
administrative expenses	9,415	9,602	(1.9)%	11.7%	12.7%
Income from operations	6,389	7,299	(12.5)%	7.9%	9.7%

Interest expense	37	-	100.0%	0.0%	0.0%
Interest income	(128)	(15)	753.3%	(0.2)%	(0.0)%
Other expense	321	155	107.1%	0.4%	0.2%
Income before income taxes	6,159	7,159	(14.0)%	7.6%	9.5%

Income taxes*	2,108	2,684	(21.5)%	34.2%	37.5%

Loss from investment in unconsolidated joint venture	75	-	100.0%	0.1%	0.0%
Net income	$3,976	4,475	(11.2)%	4.9%	5.9%

Net income per share-basic	$0.32	$0.36	(11.1)%
Net income per share-diluted	$0.32	$0.36	(11.1)%
Average shares outstanding-basic	12,440	12,308	1.1%
Average shares outstanding-diluted	12,580	12,507	0.6%

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	October 29,	October 30,	% Over	October 29,	October 30,
	2017	2016	(Under)	2017	2016

Net sales	$160,230	156,026	2.7%	100.0%	100.0%
Cost of sales	127,962	120,705	6.0%	79.9%	77.4%
Gross profit	32,268	35,321	(8.6)%	20.1%	22.6%

Selling, general and
administrative expenses	18,916	19,348	(2.2)%	11.8%	12.4%
Income from operations	13,352	15,973	(16.4)%	8.3%	10.2%

Interest expense	37	-	100.0%	0.0%	0.0%
Interest income	(259)	(40)	547.5%	(0.2)%	(0.0)%
Other expense	674	307	119.5%	0.4%	0.2%
Income before income taxes	12,900	15,706	(17.9)%	8.1%	10.1%

Income taxes*	3,748	5,917	(36.7)%	29.1%	37.7%

Loss from investment in unconsolidated joint venture	193	-	100.0%	0.1%	0.0%
Net income	$8,959	9,789	(8.5)%	5.6%	6.3%

Net income per share-basic	$0.72	$0.80	(10.0)%
Net income per share-diluted	$0.71	$0.78	(9.0)%
Average shares outstanding-basic	12,420	12,297	1.0%
Average shares outstanding-diluted	12,613	12,495	0.9%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
OCTOBER 29, 2017, OCTOBER 30, 2016, AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	October 29,	October 30,	(Decrease)		* April 30,
	2017	2016	Dollars	Percent	2017

Current assets
Cash and cash equivalents	$15,739	13,910	1,829	13.1%	20,795
Short-term investments - Available for Sale	2,478	2,430	48	2.0%	2,443
Short-term investments - Held-To-Maturity	4,015	-	4,015	100.0%	-
Accounts receivable	24,220	19,039	5,181	27.2%	24,577
Inventories	50,209	45,954	4,255	9.3%	51,482
Other current assets	2,263	1,675	588	35.1%	2,894
Total current assets	98,924	83,008	15,916	19.2%	102,191

Property, plant & equipment, net	52,530	45,537	6,993	15.4%	51,651
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	491	581	(90)	(15.5)%	419
Long-term Investments - Held-To-Maturity	26,853	31,050	(4,197)	(13.5)%	30,945
Long-term Investments - Rabbi Trust	6,921	4,994	1,927	38.6%	5,466
Investment in unconsolidated joint venture	1,522	-	1,522	100.0%	1,106
Other assets	2,340	2,495	(155)	(6.2)%	2,394

Total assets	$201,043	179,127	21,916	12.2%	205,634

Current liabilities
Accounts payable - trade	$24,600	20,183	4,417	21.9%	29,101
Accounts payable - capital expenditures	3,209	3,000	209	7.0%	4,767
Accrued expenses	7,364	8,878	(1,514)	(17.1)%	11,947
Income taxes payable - current	692	513	179	34.9%	287
Total current liabilities	35,865	32,574	3,291	10.1%	46,102

Accounts payable - capital expenditures	-	-	-	0.0%	1,322
Income taxes payable - long-term	487	3,734	(3,247)	(87.0)%	467
Deferred income taxes	4,641	1,699	2,942	173.2%	3,593
Deferred compensation	6,970	5,171	1,799	34.8%	5,520

Total liabilities	47,963	43,178	4,785	11.1%	57,004

Shareholders' equity	153,080	135,949	17,131	12.6%	148,630

Total liabilities and
shareholders' equity	$201,043	179,127	21,916	12.2%	205,634

Shares outstanding	12,435	12,312	123	1.0%	12,357

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
OCTOBER 29, 2017 AND OCTOBER 30, 2016, AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

	Amounts
	October 29,	October 30,	April 30,
	2017	2016	2017*

Cash and cash equivalents	$15,739	$13,910	$20,795

Short-term investments - Available for Sale	2,478	2,430	2,443

Short-term investments - Held-To-Maturity	4,015	-	-

Long-term investments - Held-To-Maturity	26,853	31,050	30,945

Total Cash and Investments	$49,085	$47,390	$54,183

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED OCTOBER 29, 2017 AND OCTOBER 30, 2016
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	October 29,	October 30,
	2017	2016

Cash flows from operating activities:
Net income	$8,959	9,789
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	3,713	3,511
Amortization of assets	166	80
Stock-based compensation	1,558	1,657
Deferred income taxes	976	2,121
Realized loss on sale of short-term investments (Available for Sale)	-	12
Loss on sale of equipment	-	9
Loss from investment in unconsolidated joint venture	193	-
Foreign currency exchange loss (gain)	42	(53)
Changes in assets and liabilities:
Accounts receivable	561	4,142
Inventories	1,597	219
Other current assets	723	751
Other assets	(35)	-
Accounts payable	(5,074)	(3,274)
Accrued expenses and deferrred compensation	(3,607)	(2,469)
Income taxes	406	554
Net cash provided by operating activities	10,178	17,049	(2)

Cash flows from investing activities:
Capital expenditures	(4,978)	(6,308)
Investment in unconsolidated joint venture	(609)	-
Proceeds from the sale of short-term investments (Available for Sale)	-	2,000
Purchase of short-term investments (Available for Sale)	(24)	(23)
Purchase of long-term investments (Held-To-Maturity)	-	(31,050)
Proceeds from the sale of long-term investments (Rabbi Trust)	54	-
Purchase of long-term investments (Rabbi Trust)	(1,457)	(929)
Proceeds from the sale of equipment	6	-
Net cash used in investing activities	(7,008)	(36,310)

Cash flows from financing activities:
Proceeds from line of credit	10,000	7,000
Payments on line of credit	(10,000)	(7,000)
Payments on vendor-financed capital expenditures	(2,500)	-
Dividends paid	(4,603)	(4,307)
Common stock surrendered for withholding taxes payable	(1,147)	(280)
Payments of debt issuance costs	-	(2)
Proceeds from common stock issued	5	11
Net cash used in financing activities	(8,245)	(4,578)	(2)

Effect of exchange rate changes on cash and cash equivalents	19	(38)

Decrease in cash and cash equivalents	(5,056)	(23,877)

Cash and cash equivalents at beginning of period	20,795	37,787

Cash and cash equivalents at end of period	$15,739	13,910

Free Cash Flow (1)	$713	9,774	(2)

(1) Free Cash Flow reconciliation is as follows:
		FY 2018	FY 2017
A)	Net cash provided by operating activities	$10,178	17,049
B)	Minus: Capital Expenditures	(4,978)	(6,308)
C)	Minus: Investment in unconsolidated joint venture	(609)	-
D)	Plus: Proceeds from the sale of equipment	6	-
E)	Minus: Payments on vendor-financed capital expenditures	(2,500)	-
F)	Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	54	-
G)	Minus: Purchase of long-term investments (Rabbi Trust)	(1,457)	(929)
H)	Effects of exchange rate changes on cash and cash equivalents	19	(38)
		$713	9,774

(2)	During the first quarter of fiscal 2018, we adopted ASU No. 2016-09, "Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting." Accordingly, we reclassified certain amounts on our Statement of Cash Flows for the six months ended October 30, 2016 to conform to the current year's presentation. As a result, our net cash provided by operating activities increased by $447 which was fully offset by a corresponding decrease of $447 to our net cash provided by financing activities. Additionally, our free cash flow increased $280.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED OCTOBER 29, 2017 AND OCTOBER 30, 2016
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	October 29,	October 30,	% Over	October 29,	October 30,
Net Sales by Segment	2017	2016	(Under)	2017	2016

Mattress Fabrics	$48,601	45,527	6.8%	60.2%	60.4%
Upholstery Fabrics	32,097	29,816	7.7%	39.8%	39.6%

Net Sales	$80,698	75,343	7.1%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$9,730	10,756	(9.5)%	20.0%	23.6%
Upholstery Fabrics	6,074	6,145	(1.2)%	18.9%	20.6%
Gross Profit	$15,804	16,901	(6.5)%	19.6%	22.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,168	3,296	(3.9)%	6.5%	7.2%
Upholstery Fabrics	3,700	3,652	1.3%	11.5%	12.2%
Unallocated Corporate expenses	2,547	2,654	(4.0)%	3.2%	3.5%
Selling, General and Administrative Expenses	$9,415	9,602	(1.9)%	11.7%	12.7%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$6,562	7,460	(12.0)%	13.5%	16.4%
Upholstery Fabrics	2,374	2,493	(4.8)%	7.4%	8.4%
Unallocated corporate expenses	(2,547)	(2,654)	(4.0)%	(3.2)%	(3.5)%
Operating income	$6,389	7,299	(12.5)%	7.9%	9.7%

Depreciation by Segment

Mattress Fabrics	$1,698	1,545	9.9%
Upholstery Fabrics	207	206	0.5%
Depreciation	$1,905	1,751	8.8%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 29, 2017 AND OCTOBER 30, 2016
(Unaudited)
(Amounts in thousands)

	SIX MONTHS ENDED

	Amounts			Percent of Total Sales
	October 29,	October 30,	% Over	October 29,	October 30,
Net Sales by Segment	2017	2016	(Under)	2017	2016

Mattress Fabrics	$97,030	96,057	1.0%	60.6%	61.6%
Upholstery Fabrics	63,200	59,969	5.4%	39.4%	38.4%

Net Sales	$160,230	156,026	2.7%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$19,495	22,657	(14.0)%	20.1%	23.6%
Upholstery Fabrics	12,773	12,664	0.9%	20.2%	21.1%
Gross Profit	$32,268	35,321	(8.6)%	20.1%	22.6%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$6,559	6,795	(3.5)%	6.8%	7.1%
Upholstery Fabrics	7,511	7,185	4.5%	11.9%	12.0%
Unallocated Corporate expenses	4,846	5,368	(9.7)%	3.0%	3.4%
Selling, General, and Administrative Expenses	$18,916	19,348	(2.2)%	11.8%	12.4%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$12,936	15,862	(18.4)%	13.3%	16.5%
Upholstery Fabrics	5,262	5,479	(4.0)%	8.3%	9.1%
Unallocated corporate expenses	(4,846)	(5,368)	(9.7)%	(3.0)%	(3.4)%
Operating income	$13,352	15,973	(16.4)%	8.3%	10.2%

Return on Capital (1)

Mattress Fabrics	29.6%	41.8%
Upholstery Fabrics	59.3%	62.7%
Unallocated Corporate	N/A	N/A
Consolidated	25.3%	34.3%

Capital Employed (2)

Mattress Fabrics	$91,367	76,201	19.9%
Upholstery Fabrics	17,749	18,181	(2.4)%
Unallocated Corporate	257	(281)	N/A
Consolidated	$109,373	94,101	16.2%

Depreciation by Segment

Mattress Fabrics	$3,310	3,101	6.7%
Upholstery Fabrics	403	410	(1.7)%
Depreciation	$3,713	3,511	5.8%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of October 29, 2017 and October 30, 2016.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED OCTOBER 29, 2017 AND OCTOBER 30, 2016
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	1/29/2017	4/30/2017	7/30/2017	10/29/2017	10/29/2017

Net income	$6,347	$6,198	$4,984	$3,976	$21,505
Income taxes	643	778	1,640	2,108	5,169
Interest income, net	(124)	(134)	(131)	(91)	(480)
Depreciation and amortization expense	1,875	1,863	1,889	1,990	7,617
Stock based compensation	962	739	757	801	3,259
Adjusted EBITDA	$9,703	$9,444	$9,139	$8,784	$37,070

	Quarter Ended
					Trailing 12
					Months
	1/31/2016	5/1/2016	7/31/2016	10/30/2016	10/30/2016

Net income	$4,862	$3,601	$5,313	$4,475	$18,251
Income taxes	2,317	3,566	3,233	2,684	11,800
Interest income, net	(38)	(26)	(25)	(15)	(104)
Depreciation and amortization expense	1,741	1,830	1,813	1,778	7,162
Stock based compensation	625	778	761	896	3,060
Adjusted EBITDA	$9,507	$9,749	$11,095	$9,818	$40,169

% Over (Under)	2.1%	-3.1%	-17.6%	-10.5%	-7.7%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 29, 2017
(Amounts in Thousands)
(Unaudited)

	Operating
	Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 29, 2017 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$12,936	$87,541	29.6%
Upholstery Fabrics	5,262	17,754	59.3%
(less: Unallocated Corporate)	(4,846)	46	N/A
Total	$13,352	$105,341	25.3%

Average Capital Employed	As of the three Months Ended October 29, 2017				As of the three Months Ended July 30, 2017				As of the three Months Ended April 30, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$107,517	34,974	58,552	201,043	$112,112	34,491	61,301	207,904	$111,041	32,255	62,338	205,634
Total liabilities	(16,150)	(17,225)	(14,588)	(47,963)	(24,277)	(14,983)	(18,967)	(58,227)	(27,619)	(16,249)	(13,136)	(57,004)

Subtotal	$91,367	$17,749	$43,964	$153,080	$87,835	$19,508	$42,334	$149,677	$83,422	$16,006	$49,202	$148,630
Less:
Cash and cash equivalents	-	-	(15,739)	(15,739)	-	-	(18,322)	(18,322)	-	-	(20,795)	(20,795)
Short-term investments - Available for Sale	-	-	(2,478)	(2,478)	-	-	(2,469)	(2,469)	-	-	(2,443)	(2,443)
Short-term investments - Held-To-Maturity	-	-	(4,015)	(4,015)	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(26,853)	(26,853)	-	-	(30,907)	(30,907)	-	-	(30,945)	(30,945)
Long-term investments - Rabbi Trust	-	-	(6,921)	(6,921)	-	-	(6,714)	(6,714)	-	-	(5,466)	(5,466)
Deferred income taxes - non-current	-	-	(491)	(491)	-	-	(436)	(436)	-	-	(419)	(419)
Income taxes payable - current	-	-	692	692	-	-	884	884	-	-	287	287
Income taxes payable - long-term	-	-	487	487	-	-	487	487	-	-	467	467
Deferred income taxes - non-current	-	-	4,641	4,641	-	-	4,253	4,253	-	-	3,593	3,593
Line of credit	-	-	-	-	-	-	5,000	5,000	-	-	-	-
Deferred compensation	-	-	6,970	6,970	-	-	6,769	6,769	-	-	5,520	5,520

Total Capital Employed	$91,367	$17,749	$257	$109,373	$87,835	$19,508	$879	$108,222	$83,422	$16,006	$(999)	$98,429

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$87,541	$17,754	$46	$105,341

Notes:

(1)	See reconciliation per page 6 of this financial information release.

(2)	Return on average capital employed represents operating income for the six month period ending October 29, 2017 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available for Sale, short-term investments - Held-To-Maturity, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the quarterly three periods ending October 29, 2017, July 30, 2017 and April 30, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 30, 2016
(Amounts in Thousands)
(Unaudited)

	Operating
	Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 30, 2016 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$15,862	$75,828	41.8%
Upholstery Fabrics	5,479	17,476	62.7%
(less: Unallocated Corporate)	(5,368)	(285)	N/A
Total	$15,973	$93,019	34.3%

Average Capital Employed	As of the three Months Ended October 30, 2016				As of the three Months Ended July 31, 2016				As of the three Months Ended May 1, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$94,700	29,361	55,066	179,127	$92,959	33,550	56,851	183,360	$94,878	29,463	50,801	175,142
Total liabilities	(18,499)	(11,180)	(13,499)	(43,178)	(16,313)	(16,329)	(19,283)	(51,925)	(20,241)	(12,438)	(13,651)	(46,330)

Subtotal	$76,201	$18,181	$41,567	$135,949	$76,646	$17,221	$37,568	$131,435	$74,637	$17,025	$37,150	$128,812
Less:
Cash and cash equivalents	-	-	(13,910)	(13,910)	-	-	(45,549)	(45,549)	-	-	(37,787)	(37,787)
Short-term investments - Available for Sale	-	-	(2,430)	(2,430)	-	-	(2,434)	(2,434)	-	-	(4,359)	(4,359)
Long-term investments - Held-To-Maturity	-	-	(31,050)	(31,050)	-	-	-	-	-	-	-	-
Long-term investments - Rabbi Trust	-	-	(4,994)	(4,994)	-	-	(4,611)	(4,611)	-	-	(4,025)	(4,025)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	(155)	(155)
Deferred income taxes - non-current	-	-	(581)	(581)	-	-	(1,942)	(1,942)	-	-	(2,319)	(2,319)
Income taxes payable - current	-	-	513	513	-	-	358	358	-	-	180	180
Income taxes payable - long-term	-	-	3,734	3,734	-	-	3,779	3,779	-	-	3,841	3,841
Deferred income taxes - non-current	-	-	1,699	1,699	-	-	1,532	1,532	-	-	1,483	1,483
Line of credit	-	-	-	-	-	-	7,000	7,000	-	-	-	-
Deferred compensation	-	-	5,171	5,171	-	-	5,031	5,031	-	-	4,686	4,686

Total Capital Employed	$76,201	$18,181	$(281)	$94,101	$76,646	$17,221	$732	$94,599	$74,637	$17,025	$(1,305)	$90,357

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$75,828	$17,476	$(285)	$93,019

Notes:

(1)	See reconciliation per page 6 of this financial information release.

(2)	Return on average capital employed represents operating income for the six month period ending October 30, 2016 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - available for sale, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the three quarterly periods ending October 30, 2016, July 31, 2016 and May 1, 2016.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE
FOR THE SIX MONTHS ENDED OCTOBER 29, 2017 AND OCTOBER 30, 2016
Unaudited
(Amounts in Thousands)

		SIX MONTHS ENDED

		Amounts
		October 29,	October 30,
		2017	2016

Consolidated Effective GAAP Income Tax Rate	(1)	29.1%	37.7%

Non-Cash U.S. Income Tax Expense		(19.1)%	(19.6)%

Excess Income Tax Benefits Related To Stock-Based
Compensation		4.3%	-

Other Non-Cash Foreign Income Tax Expense		(0.1)%	(0.3)%

Consolidated Adjusted Effective Income Tax Rate	(2)	14.2%	17.8%

(1)	Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2)	Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.